UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2025

Vacasa, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41130	87-1995316
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 NW 13th Avenue Portland, OR	097209
(Address of Principal Executive Office)	(Zip Code)

(503) 946-3650
Registrant’s Telephone Number, including Area Code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

On April 30, 2025 (the “Closing Date”), Vacasa, Inc. (the “Company”), Vacasa Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Company LLC”), Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Company Merger Sub”), and Vista Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“LLC Merger Sub” and collectively with Company Merger Sub, the “Merger Subs”) completed the transactions contemplated by that certain Agreement and Plan of Merger (the “Original Merger Agreement”), dated as of December 30, 2024, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 17, 2025 (the “Amendment No. 1 to the Merger Agreement”), and Amendment No. 2 to the Agreement and Plan of Merger, dated as of March 28, 2025 (the “Amendment No. 2 to the Merger Agreement”), by and among with the Company, Company LLC, Parent and Merger Subs. The Original Merger Agreement, as amended by Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement is hereinafter referred to as the “Merger Agreement”. Capitalized terms used and not otherwise defined herein have the meaning set forth in the Merger Agreement, which is attached hereto as Exhibit 2.1, as amended by Amendment No. 1 to the Merger Agreement, which is attached hereto as Exhibit 2.2, and as further amended by Amendment No. 2 to the Merger Agreement, which is attached hereto as Exhibit 2.3.

Pursuant to the Merger Agreement, (a) LLC Merger Sub merged with and into Company LLC (the “LLC Merger”), with Company LLC surviving the LLC Merger as a wholly owned subsidiary of Parent and (b) Company Merger Sub merged with and into the Company (the “Company Merger” and together with the LLC Merger, the “Mergers”), with the Company surviving the Company Merger. The events described in this Current Report on Form 8-K took place in connection with the consummation of the Mergers.

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 4 to Revolving Credit Agreement

On December 30, 2024, concurrently with the execution of the Merger Agreement, Company LLC and its wholly owned subsidiary V-Revolver Sub LLC (the “Borrower”), entered into Amendment No. 4 (the “Credit Agreement Amendment”) to the revolving credit agreement, dated as of October 7, 2021 (as amended, the “Credit Agreement”), among Company LLC, the Borrower, each lender party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and issuing bank, which provides for borrowings under a senior secured revolving credit facility that may be borrowed and repaid from time to time.

The terms of the Credit Agreement Amendment were never made operative.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to a form of the Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 5 to Revolving Credit Agreement

On April 29, 2025, Company LLC and the Borrower, entered into Amendment No. 5 (the “Credit Agreement Amendment No. 5”) to the Credit Agreement, among Company LLC, the Borrower, each lender party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and issuing bank, which provides for borrowings under a senior secured revolving credit facility that may be borrowed and repaid from time to time.

Upon the consummation of the transactions contemplated by the Merger Agreement, the amendments set forth in the Credit Agreement Amendment No. 5 were automatically deemed to become operative in accordance with its terms and the Credit Agreement was amended to, among other things, prevent the consummation of the transactions set forth in the Merger Agreement from triggering a change in control event of default under the Credit Agreement.

The foregoing description of the Credit Agreement Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to a form of the Credit Agreement Amendment No. 5, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Amendment No. 1 to Tax Receivable Agreement

On December 30, 2024, concurrently with the execution and delivery of the Merger Agreement, the Company and Company LLC entered into that certain Amendment No 1. to the Tax Receivable Agreement (as defined below) (the “TRA Amendment”) with SLP Venice Holdings, L.P. and the Majority TRA Holders signatory thereto, pursuant to which the Majority TRA Holders agreed to amend the Tax Receivable Agreement, dated as of December 6, 2021 (the “Tax Receivable Agreement”), by and among the Company, Company LLC and the other parties thereto. Upon the consummation of the Mergers and in accordance with the TRA Amendment, the Tax Receivable Agreement was terminated and the Company, Company LLC and the other parties thereto were released from any further rights or obligations under the Tax Receivable Agreement, including with respect to the payment of all or any portion of any Early Termination Payment or any other amounts owed pursuant to the Tax Receivable Agreement.

The foregoing description of the TRA Amendment does not purport to be complete and is qualified in its entirety by reference to a form of the TRA Amendment, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02, and 5.03 of this Current Report on Form 8-K are incorporated by reference in this Item 2.01.

Merger Consideration; Effect on Capital Stock

At the effective time of the Company Merger (the “Company Merger Effective Time”), (a) each share of Class A common stock, par value $0.00001 per share, of the Company (the “Class A Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time was converted into the right to receive $5.30 in cash, without interest (the “Merger Consideration”), and (b) each share of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time was automatically canceled and ceased to exist, as further detailed below. At the effective time of the LLC Merger (the “LLC Merger Effective Time”), each of the Common Units and Class G Units of Company LLC (each, a “Company LLC Unit”) issued and outstanding immediately prior to the LLC Merger Effective Time and after the Company LLC Units Redemptions, other than (i) the Rollover Units, (ii) the Company LLC Units owned by Parent or its wholly owned subsidiaries and (iii) the Company LLC Units owned by the Company or any of its wholly owned subsidiaries, was automatically canceled and forfeited for no consideration.

Following the Rollover and immediately prior to and conditioned upon the LLC Merger Effective Time, the Company required each member of Company LLC (other than the Company and its wholly owned subsidiaries and Parent and its wholly owned subsidiaries) to effect a Redemption (as defined in the Fourth Amended and Restated Limited Liability Company Agreement of Company LLC, dated as of December 6, 2021, as amended (the “Company LLC Agreement”)) of all outstanding Common Units held by such member, other than the Rollover Units, together with, as applicable, a corresponding number of shares of Class B Common Stock, pursuant to which such Common Units and such shares of Class B Common Stock were exchanged for shares of Class A Common Stock in accordance with the Company LLC Agreement and the former holders of such Common Units and shares of Class B Common Stock received the Merger Consideration in accordance with the Merger Agreement (the “Company LLC Units Redemptions”).

Following the consummation of the Company LLC Units Redemptions and in accordance with the Amended and Restated Certificate of Incorporation of the Company, dated as of December 6, 2021, as amended (the “Company Charter”), immediately prior to the Closing, each share of Class G common stock, par value $0.00001 per share, of the Company (the “Class G Common Stock” and collectively with the Class A Common Stock and Class B Common Stock, the “Company Stock”) automatically converted into shares of Class A Common Stock at the Class G Strategic Transaction Ratio (as defined in the Company Charter) and the former holders of Class G Common Stock received the Merger Consideration in accordance with the Merger Agreement (the “Class G Conversions”). Immediately following the Class G Conversions and immediately prior to the Closing, Company LLC was deemed to have issued to the Company a number of Common Units equal to the number of shares of Class A Common Stock issued by the Company in connection with the Class G Conversions in accordance with Section 4.01(a) of the Company LLC Agreement (the “Issuance”).

Treatment of Company Equity Awards

At the Company Merger Effective Time, as a result of the Company Merger, (a) each Company RSU that was outstanding and vested, but not yet settled, as of immediately prior to the Company Merger Effective Time (each, a “Vested Company RSU”), and each Company PSU that was outstanding and vested, but not yet settled, as of immediately prior to the Company Merger Effective Time (each, a “Vested Company PSU”), was automatically canceled and converted into the right to receive an amount of cash equal to the Merger Consideration, (b) each award of Company RSUs, as of immediately prior to the Company Merger Effective Time, that was not a Vested Company RSU (an “Unvested Company RSU”) was automatically canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award, an amount of cash equal to the Merger Consideration (the “RSU Cash Award”) which will, subject to the holder’s continued service, vest and become payable at the same time the corresponding portion of the award of the Unvested Company RSUs would have vested pursuant to its terms, (c) each Company PSU that, as of immediately prior to the Company Merger Effective Time, was not a Vested Company PSU (each, an “Unvested Company PSU”) and that was subject to one or more performance goals that are based on the trading price of the Class A Common Stock (each, a “Share Price Company PSU”) was automatically canceled without payment therefor, and (d) each award of Unvested Company PSUs (other than Share Price Company PSUs) that was outstanding as of immediately prior to the Company Merger Effective Time was automatically canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award (with the number of shares calculated based on the attainment of target performance levels), an amount of cash equal to the Merger Consideration (each, a “PSU Cash Award”), which will, subject to the holder’s continued service, vest and become payable at the same time as the corresponding portion of the award of Unvested Company PSUs would have vested pursuant to its time-based vesting terms (including any accelerated vesting terms and conditions).

Further, at the Company Merger Effective Time, (i) each Company Option that was outstanding and unexercised as of immediately prior to the Company Merger Effective Time was automatically canceled and converted into the right to receive an amount in cash equal to the product of (a) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time, multiplied by (b) the excess (if any) of the Merger Consideration over the per share exercise price of such Company Option. Each (i) Company Option that was outstanding and unexercised as of immediately prior to the Company Merger Effective Time with a per share exercise price equal to or greater than the Merger Consideration, and (ii) each Company SAR that was outstanding as of immediately prior to the Company Merger Effective Time, as of the Company Merger Effective Time, was canceled without payment therefor.

A copy of the Merger Agreement and the amendments thereto are attached hereto as Exhibits 2.1, 2.2 and 2.3 and are incorporated herein by reference. The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Prior to the completion of the Mergers, shares of Class A Common Stock were listed and traded on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbol “VCSA”. On the Closing Date, in connection with the consummation of the Mergers, the Company notified Nasdaq that the Mergers had been completed, and requested that Nasdaq suspend trading of Class A Common Stock on Nasdaq prior to the opening of trading on May 1, 2025. The Company also requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Class A Common Stock from Nasdaq and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, shares of Class A Common Stock will no longer be listed on NASDAQ.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all shares of Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 of the Exchange Act with respect to all shares of Class A Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of the Registrant.

The information set forth in the Introductory Note and in Items 2.01, 2.03, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

On the Closing Date, as a result of the completion of the Mergers, a change in control of the Company occurred, and at the Company Merger Effective Time, the Company became a wholly owned subsidiary of Parent. The aggregate Merger Consideration paid to Company stockholders (excluding the Rollover) was approximately $47.4 million. The funds used by Parent to consummate the Mergers and complete the related transactions came from equity contributions from the investment funds affiliated with Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Directors

On the Closing Date, in connection with the consummation of the Mergers, Robert Greyber, Jeffrey Parks, Joerg Adams, Ryan Bone, Chad Cohen, Benjamin Levin, Barbara Messing, Karl Peterson and Chris Terrill, representing all of the members of the Board of Directors (the “Board”) of the Company as of immediately prior to the Company Merger Effective Time, each resigned from their positions as members of the Board and from any and all committees of the Board on which they served. These departures were solely in connection with the consummation of the Mergers and not a result of any disagreements between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

In addition, immediately following the Company Merger Effective Time, Steve Schwab, Joseph Riley, Joel Schubert, Brendan O’Hara, Jeff Parks, Joerg Adams and Rich Ford became directors of the Surviving Corporation.

Officers

On the Closing Date, in connection with the consummation of the Mergers, Robert Greyber and William Atkins each resigned from their positions as officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Company Merger Effective Time, the Company’s Amended and Restated Certificate of Incorporation, as in effect immediately prior to the Company Merger Effective Time, was amended and restated in its entirety (the “Charter”). A copy of the Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Company Merger Effective Time, the bylaws of Company Merger Sub as in effect immediately prior to the Company Merger Effective Time became the bylaws of the Company (the “Bylaws”). A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1**
Agreement and Plan of Merger, dated as of December 30, 2024, by and among Vacasa, Inc., Vacasa Holdings LLC, Casago Holdings, LLC, Vista Merger Sub II Inc. and Vista Merger Sub LLC* (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on December 31, 2024 and incorporated herein by reference).

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of March 17, 2025, by and among Vacasa, Inc., Casago Holdings, LLC, Vista Merger Sub II Inc. and Vista Merger Sub LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on March 18, 2025 and incorporated herein by reference).

2.3
Amendment No. 2 to Agreement and Plan of Merger, dated as of March 28, 2025, by and among Vacasa, Inc., Casago Holdings, LLC, Vista Merger Sub II Inc. and Vista Merger Sub LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on March 28, 2025 and incorporated herein by reference).

3.1*	Second Amended and Restated Certificate of Incorporation of Vacasa, Inc.
3.2*	Second Amended and Restated Bylaws of Vacasa, Inc.
10.1
Amendment No. 4 to Revolving Credit Agreement, dated as of December 30, 2024, by and between Vacasa Holdings LLC, V-Revolver Sub LLC, each lender party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and issuing bank (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on December 31, 2024 and incorporated herein by reference).

10.2*
Amendment No. 5 to Revolving Credit Agreement, dated as of April 29, 2025, by and between Vacasa Holdings LLC, V-Revolver Sub LLC, each lender party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and issuing bank.

10.3
Amendment No. 1 to Tax Receivable Agreement, dated as of December 30, 2024, by and among Vacasa, Inc., Vacasa Holdings LLC and the other parties thereto (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on December 31, 2024 and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

**	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

	By:	/s/ Steve Schwab
	Name:	Steve Schwab
	Title:	Chief Executive Officer
Dated: May 1, 2025